Exhibit 4.1

NUMBER

GBC

GLOBAL Brass and Copper Holdings, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP 37953G 10 3

THIS CERTIFIES THAT

IS THE RECORD OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

GLOBAL BRASS AND COPPER HOLDINGS, INC.

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

DATED:

CHIEF FINANCIAL OFFICER

Global Brass and Copper Holdings, Inc.

CORPORATE

SEAL

2007

DELAWARE

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(Brooklyn, NY)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ABnote North America

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: HOLLY GRONER 931-490-7660

PROOF OF: APRIL 22, 2013 GLOBAL BRASS & COPPER, INC.

WO- 6874 FACE

OPERATOR: NEW MR

Colors Selected for Printing: Intaglio Prints in SC-17 Terra Cotta. Logo prints in PMS 876 Copper and Process Black

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as		Act
		tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: MARCH 22, 2013 GLOBAL BRASS & COPPER, INC. WO- 6874 FACE
HOLLY GRONER 931-490-7660	OPERATOR: MR
NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.